UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2011
(Exact name of registrant as specified in charter)
001-11302
(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
127 Public Square
Cleveland, Ohio 44114-1306
(Address of principal executive offices and zip code)
(216) 689-6300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
KeyCorp held its 2011 Annual Meeting of Shareholders on May 19, 2011, at One Cleveland Center, Cleveland, Ohio. Beth E. Mooney, Chairman of the Board and Chief Executive Officer, presided. The following describes the final voting results from the meeting.
At the meeting, shareholders elected all thirteen of the directors nominated by the Board of Directors and ratified the appointment of Ernst & Young LLP as our independent auditors for 2011. Each director received a greater number of votes cast “for” his or her election than votes cast against his or her election as stated below. The shareholders also approved the 2011 KeyCorp Annual Performance Plan. The Board of Directors’ proposal to reduce shareholder voting percentage requirements contained in our Regulations to the statutory norms under the Ohio Revised Code was also approved by the shareholders. Shareholders advisory votes relating to executive compensation approved KeyCorp’s Executive Compensation and an annual advisory vote on executive compensation consistent with the Board of Directors’ recommendation.
Issue One — Election of Directors
Our shareholders elected thirteen individuals to our Board of Directors as set forth below.

Name	Votes For	Abstentions	Broker Non-Votes
Edward P. Campbell	616,303,328	70,961,102	76,984,041
Joseph A. Carrabba	655,280,684	31,983,746	76,984,041
Dr. Carol A. Cartwright	646,518,831	40,745,599	76,984,041
Alexander M. Cutler	612,863,719	74,400,711	76,984,041
H. James Dallas	675,192,803	12,071,627	76,984,041
Elizabeth R. Gile	675,919,155	11,345,275	76,984,041
Ruth Ann M. Gillis	675,266,440	11,997,990	76,984,041
Kristen L. Manos	675,800,734	11,463,696	76,984,041
Beth E. Mooney	658,181,525	29,082,905	76,984,041
Bill R. Sanford	665,278,748	21,985,682	76,984,041
Barbara R. Snyder	675,665,070	11,599,360	76,984,041
Edward W. Stack	675,554,310	11,710,120	76,984,041
Thomas C. Stevens	666,453,042	20,806,701	76,984,041
Issue Two — Approval of the KeyCorp 2011 Annual Performance Plan
Our shareholders approved the KeyCorp 2011 Annual Performance Plan as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
642,870,521	39,244,993	5,148,916	76,984,041

Issue Three — Amendment to Regulations to Remove all Shareholder Voting Requirements Greater than Statutory Norm
This issue requires receipt of the affirmative vote of the holders of the common stock, par value $1.00 (“Common Shares”), entitling them to exercise 75% of the voting power of such shares, unless such amendment is recommended by two-thirds of the authorized Board of Directors, in which case the requisite vote is a majority of the voting power of KeyCorp. Because at least two-thirds of the entire authorized Board of Directors has recommended this proposed amendment, the affirmative vote of the holders of our Common Shares entitling them to exercise a majority of the voting power of KeyCorp is required to adopt this amendment to the Regulations. The requisite number of votes was received from the common shareholders, and accordingly this issue was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
744,834,352	13,337,362	6,076,708	0

Issue Four — Ratification of Ernst & Young LLP as independent auditors for 2011

Votes For	Votes Against	Abstentions	Broker Non-Votes
741,396,572	17,946,798	4,905,100	0

Issue Five — Advisory Approval of KeyCorp’s Executive Compensation Program

Votes For	Votes Against	Abstentions	Broker Non-Votes
590,960,801	90,641,764	5,661,864	76,984,041
Issue Six — Advisory Vote on Frequency of Shareholder Vote on Approval of KeyCorp’s Executive Compensation

	Every Two	Every Three
Annually	Years	Years	Abstentions	Broker Non-Votes
618,106,891	2,169,634	61,013,935	5,876,401	76,984,041

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)
Date: May 20, 2011	/s/ Steven N. Bulloch
By: Steven N. Bulloch Assistant Secretary

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